CSFB 04-7

Group 3

Pay rules

1. Pay 3A1, 3A2 and 3A3 pro-rata until retired.

Notes

·

Collateral – 15Yr Jumbo A

·

Targeted Passthru Rate – 5.0

·

WAC IO –None

·

WAC PO – None

·

Pricing Speed – 300 PSA

·

Nas Bonds – None

·

Floater Bonds –None

·

Inverse IO Bonds –  None

·

IO Bonds – None

·

VADM Bonds – None

·

Accretion Directed –None

·

PO Bonds – None

·

PAC Bonds – None

·

TAC Bonds – None

·

Z Bonds – None

·

Death Put, Living Put, Lottery (1000 x 1000) – None

·

AAA Mezzanine Bonds 3A2 is Mezz for 3A1

·

Residual Class –  Will not reside in this class

Settlement = 10/29